 + local media brands
 + marketing solutions
 + national media brands
Deutsche Bank 2011 Media &
Telecommunications Conference
March 7, 2011

 + local media brands
 + marketing solutions
 + national media brands
Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast and publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients;
the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries;
unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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 + marketing solutions
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Agenda

✦ Meredith overview
✦ Growing our strong consumer connection
✦ Our innovative growth strategies
✦ Case studies: Bringing it all together for clients
✦ Financial overview

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 + marketing solutions
 + national media brands
About Meredith
National Media
Local Media
$940 million
$320 million
• 12 TV stations reaching
 10% of U.S. households
• Strong mix of CBS and
 FOX affiliates
• Top 25 markets of Atlanta,
 Phoenix, Portland

Marketing Services
$170 million
• 75 million audience
• 23 million web visitors
• Growing licensing
 business
• Leading business-to-
 business marketer
• Experts in digital, social,
 mobile and database
• Major clients include Kraft,
 Nestle, Chrysler, Lowe’s

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Online: Meredith
Women’s Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Video Studios
Brand Licensing
Mobile
E-Reader
Building Scale Businesses Across Media Platforms

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Her Family
Her Home
Her Self
We Help Her Create a Richer, More Meaningful Life

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Agenda

✦ Meredith overview
✦ Growing our strong consumer connection
✦ Our innovative growth strategies
✦ Case studies: Bringing it all together for clients
✦ Financial overview

 + local media brands
 + marketing solutions
 + national media brands
Consistently Strong and Growing Readership
Source: Fall MRI Reports
	1999	2010
Better Homes and Gardens	33	39
Family Circle	22	19
Parents	12	15
Ladies’ Home Journal	15	13
Fitness	6	8
American Baby	5	6
More	NA	2
Traditional Home	2	5
Midwest Living	2	4
TOTAL	97	111
+14%
Adult Readership in Millions

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Growing Online Audience
Source: Meredith, in millions
Average Monthly Unique Visitors
31% CAGR
18
12
11
7
2
23

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220
260
270
380
400
Increasing Hours of Locally Produced News
7% CAGR

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Growing Branded Products at Retail
SKUs of Better Homes and Gardens licensed product available at
Walmart

500
1000
2000
2500

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Agenda

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Our Innovative Growth Strategies
✦ Migrating the consumer relationship online
✦ Extending brands across consumer web
✦ Embracing social media opportunities
✦ Pursuing mobile platform opportunities
✦ Launching interactive tablet editions

Digital
Meredith Integrated Marketing
✦ Expanding multi-platform service offerings
✦ Continuing to grow client base organically
✦ Exploring and adding new capabilities

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Creates new opportunities for Meredith brands to enhance our value proposition to consumers and advertisers
Mobile to access the
information, etcetera
wherever s/he is
Searching to rapidly find
information, education,
entertainment
Online comparison
shopping to find bargains,
discounts, offers, deals,
services
Time-shifting and Web
video to watch programs,
movies, sports, at will
Social media to be
connected with peers and
“in the know” at all times
The Consumer is Migrating to Digital
Today’s consumer - uses technology to enhance every aspect of his/her life

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Moving the Consumer Relationship Online
✦ Major financial opportunity

✦ Subscription management

 - Acquisition
 - Renewals
 - Billing

✦Customer service

✦Cross-selling opportunities

✦Consumer data

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2006
2007
2008
2009
2010
Expansion of Better Homes and
 Gardens Network
Launch of Parents Network
Social networking development
Meredith Women’s Network,
Better.tv and Parents.tv,
Relaunch of TV station sites
Extending Brands Across Consumer Web
Acquisition of Real Girls Media

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Embracing Social Media: Facebook and
Twitter

Number of Facebook fans and Twitter followers of Meredith brands
In thousands
Fans
Followers

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Pursuing Mobile Platform Opportunities

• Parenthood
• Food
• Health
• Self Development
• Weather
• Sports
• Local Information

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Launching Interactive Tablet Editions: Spring 2011
✦ Additional content
✦ Deeper, richer experience
✦ Multiple revenue streams:

 - Subscriptions
 - Single-copy sales
 - Advertising

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Our Innovative Growth Strategies

✦ Migrating the consumer relationship online
✦ Extending brands across consumer web
✦ Embracing social media opportunities
✦ Pursuing mobile platform opportunities
✦ Launching interactive tablet editions
Digital
Meredith Integrated Marketing
✦ Expanding multi-platform service offerings
✦ Continuing to grow client base organically
✦ Exploring and adding new capabilities

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Meredith Integrated Marketing
•  Leaders at multi-channel
 engagement

•  Expertise at CRM/direct
 & digital marketing
•  40 years experience
•  Offices in New York, Los
 Angeles, Dallas, Washington
 D.C., Detroit and Des Moines

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Meredith Integrated Marketing
Expanding Multi-Platform Service Offerings
Digital
marketing
Digital, social
media, database
marketing
Healthcare
marketing
Mobile
Marketing
Custom
Publishing
& CRM
2006
2007
2008
2010

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Custom Publishing
100%
Custom Publishing
49%
CRM/
Digital
51%
Meredith Integrated Marketing
Digital and CRM Growing as a Share of
Revenue
Fiscal 2005
Fiscal 2010

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The Hyperfactory: Mobile Marketing - Experiential Marketing - Mobile Site Development
Genex: Site Design - Multi-channel Marketing Strategies - E-CRM Strategy - E-Commerce Strategy
O’Grady Meyers: Online CRM Strategy - Online Promotions - Online Branding - Site Design
Meredith Integrated Marketing
Continuing to Grow Client Base Organically
Meredith Integrated Marketing Core: Strategy -  Direct Marketing - Customer Relationship Management - Content

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FY 2011 Market Forecst

Meredith Integrated Marketing
B2C Marketers Shifting Budget to Social Media,
Interactive

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We Couldn’t Have Said It Better Ourselves.

Meredith recognized as Advertiser Perceptions Highest Rated Media Company.
—Advertiser Intelligence Reports Wave 14, Fall 2010
Meredith Integrated Marketing
Growing Industry Recognition

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Agenda

✦ Meredith overview
✦ Growing our strong consumer connection
✦ Our innovative growth strategies
✦ Case studies: Bringing it all together for clients
✦ Financial overview

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 + marketing solutions
 + national media brands
IFOOD ASSISTANT
• MIM is Kraft’s
 mobile AOR
DATABASE
Analytics performed on
 8.5MM consumers,
 which drives content
 versioning, channel
 delivery and
 personalization.
DIGITAL MAGAZINES
Created cutting-edge digital
 magazine which combines
 the best of web, TV and
 print.
• 1MM unique
 monthly visitors
• 7X annual
VIDEO
• 200 cooking videos in 4
 languages, bringing the
 brand to life
• You Gotta LOL, a series of
 videos bringing comedic
 relief to Kraft consumers
PRINT MAGAZINES
Provides consumers
 with ideas for creating
 deliciously simple food, every
 day
• Circulation: 5.5MM in
 Canada & US
• 1MM+ paying
 subscribers in the US
• 4X annual frequency
• 4 languages
EMAILS
Reach 4MM opt-in consumers weekly, on special
 occasions and about topics that interest them.
 Delivers dynamic personalization, content and offers
KRAFTRECIPES.COM
• 4MM unique
 monthly visitors
 - 46MM page
 views
• 4 languages
BIG FORK LITTLE FORK
An innovative iPad app that
 helps parents feed their kids
 healthy meals
• Nutritious recipes
• Tips & tricks
• Videos

Case Study: Kraft Food & Family

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Toyota’s Global Knowledge Center

Case Study: Toyota’s Global Knowledge
Center
✦ MIM developed Toyota Global
 Knowledge Center, an Intranet
 and portal offering 32 e-
 learning courses and
 comprehensive knowledge bank
✦ Provides access to online
 training, marketing materials
 and other business collateral
✦ Users can collaborate online
 with other associates and
 distributors through virtual
 groups and discussions, all
 facilitated by a user-controlled
 peer-to-peer networking
 application

 + local media brands
 + marketing solutions
 + national media brands
Agenda

✦ Meredith overview
✦ Growing our strong consumer connection
✦ Our innovative growth strategies
✦ Case studies: Bringing it all together for clients
✦ Financial overview

 + local media brands
 + marketing solutions
 + national media brands
Digital Revenue is Growing as a Percent of Our Total
37% CAGR

Oper. Profit: $227M*
*before corporate expense

Newer Businesses are Growing Share of Operating
Profit
Print
Television
Meredith Integrated Marketing
Brand licensing
Interactive
Fiscal 2010
Fiscal 2001
Other

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Consistently Generate Strong Cash Flow
12% CAGR
5% CAGR
$ in millions; fiscal years

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 200
Stock Option Exercises
$2,000
Utilization of Cash
 200
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$2,000
Available Cash
$1,800
Operating Cash Flow
 300
Dividends
$600
Share Repurchases
 $900
SUBTOTAL
Returned to Shareholders
Reinvested in Business
 $900
SUBTOTAL
Use of Cash: Fiscal 2001 through 2010

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Track Record of Dividend Increases
13% CAGR
Calendar years

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Fiscal 2011 Earnings Per Share Outlook
Jan. ‘11	March ‘11
$0.60 to $0.65	$0.60 to $0.65
$2.60 to $2.80	$2.60 to $2.80
• Third quarter
• Full year
Earnings per share

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